================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CBT GROUP PUBLIC LTD CO
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        CBT GROUP PUBLIC LIMITED COMPANY
                              900 CHESAPEAKE DRIVE
                         REDWOOD CITY, CALIFORNIA 94063

                                December  , 1999

Dear CBT shareholders:

  As you may know, we have decided to change our company name to "SmartForce Public Limited Company". Accordingly, we are holding an Extraordinary General Meeting of shareholders to seek your approval of the proposed change of name and to amend our Memorandum of Association to reflect the new name of the Company. The Extraordinary General Meeting will take place at 11:00 a.m. on January 26, 2000 at the offices of Binchys, Solicitors, 40 Lower Baggot Street, Dublin 2, Ireland.

  Separately, the directors wish to renew the authority granted to them to allot shares in the Company and to disapply certain provisions of the Irish Companies Acts in respect of allotments made pursuant to such authority. These matters are currently dealt with in the Company's Articles of Association and therefore at the Extraordinary General Meeting a resolution will also be proposed to amend the Company's Articles of Association.

  Enclosed in this package is our proxy statement soliciting your approval of the above corporate actions. I urge you to read and consider these materials carefully. Please complete, sign, date and return your proxy card in the enclosed envelope.

  On behalf of our board of directors, thank you for your continued support.

                                          Sincerely,

                                          /s/ David C. Drummond

                                          David C. Drummond
                                          Executive Vice President, Finance and
                                           Chief Financial Officer

                       CBT GROUP PUBLIC LIMITED COMPANY

                    NOTICE OF EXTRAORDINARY GENERAL MEETING
                        TO BE HELD ON JANUARY 26, 2000

To CBT shareholders:

  Notice is hereby given that an Extraordinary General Meeting of shareholders of CBT Group Public Limited Company, a corporation organized under the laws of Ireland, will be held at the offices of Binchys, Solicitors, 40 Lower Baggot Street, Dublin 2, Ireland on January 26, 2000 at 11:00 a.m. for the purpose of passing the following resolutions, of which resolutions 1, 3 and 4 will be proposed as special resolutions and resolution 2 will be proposed as an ordinary resolution:

  1. THAT with the consent of the Minister for Industry and Commerce the name of the Company be and it is hereby changed to:

    SmartForce Public Limited Company

  and that paragraph 1 of the Memorandum of Association of the Company be amended to read as follows:

    "1. The name of the Company is SmartForce Public Limited Company".

  2. THAT the Directors be and they are hereby generally and unconditionally authorized to exercise all of the powers of the Company to allot relevant securities (within the meaning of Section 20 of the Companies (Amendment) Act, 1983) up to an amount equal to but not exceeding the authorized but unissued share capital of the Company as at the date of passing of this Resolution provided that this authority shall expire at the close of business on January 25, 2005 unless previously renewed, varied or revoked by the Company in general meeting, except that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities pursuant to any such offer or agreement as if the authority hereby conferred had not expired.

  3. THAT the Directors be and they are hereby empowered pursuant to Section 24 of the Companies (Amendment) Act, 1983 to allot equity securities (within the meaning of Section 23 of the said Act) for cash pursuant to the authority to allot relevant securities conferred on the Directors by Resolution 2 above as if sub-section (1) of the said Section 23 did not apply to any such allotment, provided that this power shall expire at close of business on January 25, 2005 unless such power shall be renewed in accordance with and subject to the provisions of the said Section 24, except that the Company may before such expiry make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities pursuant to any such offer or agreement as if the power hereby conferred had not expired.

  4. THAT conditional upon the passing of Resolutions 2 and 3 above the Articles of Association of the Company be amended by the deletion therefrom of the existing Article 8(a) and by the consequent renumbering of Article 8(b) as
Article 8 and by the deletion of the words "Notwithstanding the provisions of
Article 8(a) above" at the beginning of that Article.

                                          By Order of the Board

                                          /s/ Jennifer M. Caldwell

                                          Jennifer M. Caldwell
                                          Secretary

December  , 1999

Registered Office:

Belfield Office Park
Clonskeagh
Dublin 4, Ireland

NOTES:

1. The foregoing items of business are more fully described in the proxy statement accompanying this notice. You are urged to read the proxy statement carefully.

2. Those persons whose names appear in the Register of Members of CBT ("Members") on the date materials are dispatched to shareholders are entitled to receive notice of the Meeting or any adjournment thereof. In addition, Members on the date of the Meeting are entitled to attend and vote at the Meeting.

3. CBT, at the request of The Bank of New York, as Depositary for the ordinary shares underlying and represented by the American Depository Shares ("ADSs"), has set December 1, 1999 as the Record Date for the determination of those holders of ADSs (collectively, the "ADS Holders") entitled to give instructions for the exercise of voting rights at the Meeting or any adjournment thereof. ADS Holders may not vote at the Meeting; however, the Depositary has the right to vote all of the ordinary shares represented by ADSs, subject to certain limitations. Voting of the ADSs is more fully described in the proxy statement accompanying this Notice.

4. A Member entitled to attend and vote at the Meeting may appoint a proxy or proxies to attend, speak and vote in his, her or its place. A proxy need not be a Member of the Company. To be valid, proxy forms must be deposited with CBT's Registrars, Bank of Ireland, Registrar Department, P.O. Box 4044, 4th Floor, Hume House, Ballsbridge, Dublin 4, Ireland, not later than 11:00 a.m. on January 24, 2000. Completion of the proxy form does not preclude a Member from attending the Meeting and from speaking and voting at the Meeting.

                            YOUR VOTE IS IMPORTANT.

TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                       CBT GROUP PUBLIC LIMITED COMPANY
                             900 CHESAPEAKE DRIVE
                        REDWOOD CITY, CALIFORNIA 94063

                               ----------------

                                PROXY STATEMENT

                               ----------------

                         EXTRAORDINARY GENERAL MEETING

  The enclosed proxy is solicited on behalf of CBT Group Public Limited Company for use at an Extraordinary General Meeting of shareholders to be held at the offices of Binchys, Solicitors, 40 Lower Baggot Street, Dublin 2, Ireland on January 26, 2000 at 11:00 a.m., local time, or at any adjournment thereof for the purposes set forth in the accompanying notice of Extraordinary General Meeting. These proxy solicitation materials were first mailed on or about December 20, 1999 to all ordinary shareholders of CBT entitled to attend and vote at the Extraordinary General Meeting. At the Extraordinary General Meeting shareholders will be asked to consider and, if thought fit, to pass the following resolutions, of which resolutions 1, 3 and 4 will be proposed as special resolutions and resolution 2 will be proposed as an ordinary resolution:

1. THAT with the consent of the Minister for Industry and Commerce the name of the Company be and it is hereby changed to:

  SmartForce Public Limited Company

  and that paragraph 1 of the Memorandum of Association of the Company be amended to read as follows:

  "1. The name of the Company is SmartForce Public Limited Company".

2. THAT the Directors be and they are hereby generally and unconditionally authorized to exercise all of the powers of the Company to allot relevant securities (within the meaning of Section 20 of the Companies (Amendment) Act, 1983) up to an amount equal to but not exceeding the authorized but unissued share capital of the Company as at the date of passing of this Resolution provided that this authority shall expire at the close of business on January 25, 2005 unless previously renewed, varied or revoked by the Company in general meeting, except that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities pursuant to any such offer or agreement as if the authority hereby conferred had not expired.

3. THAT the Directors be and they are hereby empowered pursuant to Section 24 of the Companies (Amendment) Act, 1983 to allot equity securities (within the meaning of Section 23 of the said Act) for cash pursuant to the authority to allot relevant securities conferred on the Directors by Resolution 2 above as if sub-section (1) of the said Section 23 did not apply to any such allotment, provided that this power shall expire at close of business on January 25, 2005 unless such power shall be renewed in accordance with and subject to the provisions of the said Section 24, except that the Company may before such expiry make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities pursuant to any such offer or agreement as if the power hereby conferred had not expired.

4. THAT conditional upon the passing of Resolutions 2 and 3 above the Articles of Association of the Company be amended by the deletion therefrom of the existing Article 8(a) and by the consequent renumbering of Article 8(b) as
   Article 8 and by the deletion of the words "Notwithstanding the provisions of Article 8(a) above" at the beginning of that Article.

  Our board of directors has unanimously approved the above four proposals and recommends that shareholders vote "FOR" the proposals.

                      WHERE YOU CAN FIND MORE INFORMATION

  We file reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the following locations of the SEC:

Public Reference              New York Regional Office         Chicago Regional Office
450 Fifth Street, Room 1024   7 World Trade Center, Suite 1300 500 West Madison N.W., Suite 1400
Washington, DC 20549          New York, NY 10048               Chicago, IL 60661

  You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

  The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as CBT, who file electronically with the SEC. The address of that site is http://www.sec.gov.

  You can also inspect reports, proxy statements and other information about us at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, DC 20006.

  The SEC allows us to "incorporate by reference" information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement. This document incorporates by reference the documents set forth below that we have previously filed with the SEC and documents that we may file with the SEC between the date of this proxy statement and the date of the Extraordinary General Meeting. These documents contain important information about us and our financial results.

  . Amendment No. 1 to Annual Report on Form 10-K for fiscal year ended December 31, 1998

  .  Annual Report on Form 10-K for fiscal year ended December 31, 1998

  .  Quarterly Report on Form 10-Q for fiscal quarter ended March 31, 1999

  .  Quarterly Report on Form 10-Q for fiscal quarter ended June 30, 1999

  .  Quarterly Report on Form 10-Q for fiscal quarter ended September 30,
     1999

  .  Current Report on Form 8-K dated June 18, 1999, as amended

  .  Current Report on Form 8-K dated October 19, 1999

  . The description of our ordinary shares contained in our registration statement on Form 8-A filed on March 9, 1995, as amended on April 10, 1995

  . The description of our subscription rights contained in our registration statement on Form 8-A filed on October 5, 1998

  You can obtain any of the documents incorporated by reference in this document from us, or from the SEC through the SEC's web site at the address described above. Documents incorporated by reference are available from us without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement. You can obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from us at 900 Chesapeake Drive, Redwood City, California 94063; telephone (650) 817-5900.

  You should rely only on the information contained or incorporated by reference in this proxy statement to vote on the proposals in this proxy statement. We have not authorized anyone to provide you with information that is different from that which is contained in this proxy statement.

  This proxy statement is dated December     , 1999. You should not assume that
the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to our shareholders shall not create any implication to the contrary.

                                  TRADEMARKS

  This proxy statement contains our trademarks and may contain other trademarks.

                          FORWARD-LOOKING STATEMENTS

  We have made forward-looking statements in this document that are subject to certain risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations as well as statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," or similar expressions. You should understand that certain important factors, in addition to those discussed elsewhere in this document and in the documents that we incorporate by reference, could affect our future results and could cause those results to differ materially from those expressed in our forward-looking statements.

                         EXTRAORDINARY GENERAL MEETING

Record Date for Voting of American Depositary Shares

  The Bank of New York, as the Registrar and Transfer Agent for our ADSs, as well as the depositary for our ordinary shares represented by the ADSs, has fixed the close of business on December 1, 1999 as the record date for the determination of ADS Holders entitled to give instructions for the exercise of voting rights at the Extraordinary General Meeting and any adjournment thereof.

  As of the record date, a total of 49,911,972 CBT ordinary shares, par value IR9.375p per share, were issued and outstanding (or, 49,911,972 equivalent
ADSs). Each CBT ordinary share is represented by one ADS. The ADSs are quoted on the Nasdaq National Market under the symbol "SMTF." As of the record date there were approximately 336 registered holders of ADSs. The CBT ordinary shares represented by the ADSs are owned of record by AIB Custodial Nominees Limited on behalf of The Bank of New York.

  The Bank of New York has the right, subject to certain limitations set forth in the deposit agreements among CBT, The Bank of New York and the owners and beneficial owners of American Depositary Receipts representing ADSs, to vote all of the CBT ordinary shares represented by our ADSs. Under the terms of the deposit agreements, however, The Bank of New York is required to cast its votes with respect to those CBT ordinary shares for which it receives instructions from the holders of the ADSs representing such ordinary shares in accordance with the instructions received. Holders of ADSs may not vote at the Extraordinary General Meeting.

Quorum; Voting of Ordinary Shares

  Holders of CBT ordinary shares whose names appear in the Register of Members ("Members") maintained by our Registrars, Bank of Ireland, on the date materials are dispatched to Members are entitled to receive notice of the Extraordinary General Meeting or any adjournment thereof. In addition, Members on the date of the Extraordinary General Meeting are entitled to attend and vote at the Extraordinary General Meeting.

  The presence at the Extraordinary General Meeting, either in person or by proxy, of three (3) persons entitled to vote at the Extraordinary General Meeting, and who together hold not less than one-third of our voting share capital in issue, each being a Member or a proxy for a Member or a duly authorized representative of a corporate Member, constitutes a quorum for the transaction of business. Abstentions will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions will have no effect on the outcome of the voting as they will not be considered as votes cast with respect to any matter.

  Votes may be given at the Extraordinary General Meeting either personally or by proxy. Voting at the Extraordinary General Meeting will be by a show of hands unless a poll (a count of the number of shares voted) is duly demanded. On a show of hands, each shareholder present in person and every proxy shall have one vote, provided, that no individual shall have more than one vote and, on a poll, each shareholder shall have one vote for each share of which he, she or it is the holder. Where there is a tie, whether on a show of hands or on a poll, the chairman of the meeting is entitled to a casting vote in addition to any other vote he may have. A proxy has the right to demand or join in demanding a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way. If a choice is specified in the proxy as to the manner in which it is to be voted, the persons acting under the proxy will vote the CBT ordinary shares represented thereby in accordance with such choice. If no choice is specified, the shares will be voted for each proposal set forth in the accompanying Notice of Extraordinary General Meeting, as more fully described in this proxy statement.

Voting of ADSs

  Under the terms of the deposit agreements, whenever The Bank of New York receives notice of any meeting of holders of ordinary shares, The Bank of New York is required to fix a record date, which shall be the record date, if any, established by us for the purpose of such meeting or, if different, as close thereto as practicable, for the determination of the owners of ADSs who will be entitled to give instructions for the exercise of voting rights at any such meeting, subject to the provisions of the deposit agreements.

  Upon receipt of notice of any meeting of CBT or the solicitation for consents or proxies from the holders of ordinary shares, The Bank of New York is required, if so requested in writing by us, as soon as practicable thereafter, to mail to all owners of ADSs a notice, the form of which shall be in the sole discretion of The Bank of New York, containing:

  . the information contained in the notice of meeting received by The Bank of New York from us;

  . a statement that the owners of ADSs at the close of business on a specified record date are entitled (subject to any applicable provisions of Irish law and of our Articles of Association) to instruct The Bank of New York as to the exercise by The Bank of New York of the voting rights, if any, pertaining to the number of ordinary shares represented by their respective ADSs;

  . a statement that owners of ADSs who instruct The Bank of New York as to the exercise of their voting rights will be deemed to have instructed The Bank of New York or its authorized representative to call for a poll with respect to each matter for which instructions are given (subject to any applicable provisions of Irish law and of our Articles of Association); and

  . a statement as to the manner in which such instructions may be given
    (including an express indication that instructions may be given or deemed to be given in accordance with the next paragraph if no instruction is received) to The Bank of New York to give a discretionary proxy to a person designated by us.

  Upon the written request of an owner of ADSs on such record date, received on or before the date established by The Bank of New York for the purpose of such meeting, The Bank of New York will endeavor, insofar as practicable, to vote or cause to be voted the number of ordinary shares represented by such ADSs in accordance with the instructions set forth in such request. Accordingly, pursuant to our Articles of Association and applicable Irish law, The Bank of New York will cause its authorized representative to attend each meeting of holders of ordinary shares and call for a poll as instructed for the purpose of effecting such vote. The Bank of New York will not vote or attempt to exercise the rights to vote that attach to the ordinary shares other than in accordance with such instructions or deemed instructions.

  The deposit agreements provide that if no instructions are received by The Bank of New York from any owner of ADSs with respect to any of the ordinary shares represented by the ADSs on or before the date established by The Bank of New York for the purpose of such meeting, The Bank of New York will deem such owner of ADSs to have instructed The Bank of New York to give a discretionary proxy to a person designated by us with respect to such ordinary shares and The Bank of New York will give a discretionary proxy to a person designated by us to vote such ordinary shares, under circumstances and according to the terms as set forth in the deposit agreements. However, no such instructions will be deemed given and no such discretionary proxy will be given when we notify The Bank of New York, and we have agreed to provide such notice as promptly as practicable in writing, that the matter to be voted upon is one of the following:

  . a matter not submitted to shareholders by means of a proxy statement comparable to that specified in Schedule 14A promulgated by the U.S. Securities and Exchange Commission (the "SEC") pursuant to the U.S. Securities Exchange Act of 1934, as amended;

  . the subject of a counter-solicitation, or is part of a proposal made by a shareholder which is being opposed by management (i.e. a contest);

  . relates to a merger or consolidation (except when our proposal is to merge with a wholly-owned subsidiary, provided our shareholders, dissenting thereto, do not have rights of appraisal);

  . involves rights of appraisal;

  . authorizes mortgaging of property;

  . authorizes or creates indebtedness or increases the authorized amount of indebtedness;

  . authorizes or creates preferred shares or increases the authorized amount of existing preferred shares;

  . alters the terms or conditions of any shares then outstanding or existing indebtedness;

  . involves the waiver or modification of preemptive rights, except when our proposal is to waive such rights with respect to shares being offered pursuant to share option or purchase plans involving the additional issuance of not more than 5% of the outstanding ordinary shares;

  . alters voting provisions or the proportionate voting power of a class of shares, or the number of its votes per share, except where cumulative voting provisions govern the number of votes per share for election of directors and our proposal involves a change in the number of its directors by not more than 10% or not more than one;

  . changes the existing quorum requirements with respect to shareholder meetings;

  . authorizes the issuance of ordinary shares, or options to purchase ordinary shares, to directors, officers, or employees in an amount which exceeds 5% of the total amount of the class outstanding provided that when no plan is amended to extend its duration, we shall factor into the calculation the number of ordinary shares that remain available for issuance and the number of ordinary shares subject to outstanding options and any ordinary shares being added and if there is more than one plan being considered at the same meeting, all ordinary shares are aggregated;

  . authorizes (a) a new profit-sharing or special remuneration plan, or a new retirement plan, the annual cost of which will amount to more than 10% of our average annual income before taxes for the preceding five years, or (b) the amendment of an existing plan which would bring its costs above 10% of such average annual income before taxes (should there be more than one plan being considered at the same meeting, all costs are aggregated; exceptions may be made in cases of: (1) retirement plans based on agreement or negotiations with labor unions (or which have been or are to be approved by such unions), and (2) any related retirement plan for the benefit of non-union employees having terms substantially equivalent to the terms of such union-negotiated plan, which is submitted for action of shareholders concurrently with such union-negotiated plan);

  . changes our purposes or powers to an extent which would permit us to change to a materially different line of business and it is our stated intention to make such a change;

  . authorizes the acquisition of property, assets or a company, where the consideration to be given has a fair value of 20% or more of the market value of our previously outstanding shares;

  . authorizes the sale or other disposition of assets or earning power of 20% or more of those existing prior to the transactions;

  . authorizes a transaction not in the ordinary course of business in which an officer, director or substantial security holder has a direct or indirect interest; or

  . reduces earned surplus by 51% or more or reduces earned surplus to an amount less than the aggregate of three years' ordinary share dividends computed at the current dividend rate.

  The first proposal to be acted upon at the Extraordinary General Meeting which is approving the change of name of the Company, is a matter for which The Bank of New York may deem that instruction has been given for it to give a discretionary proxy to a person designated by us where no instruction is received. Therefore, The Bank of New York will give a discretionary proxy to a person designated by us to vote such ordinary shares for which no instruction has been given.

  The second and third proposals to be acted upon at the Extraordinary General Meeting, which relate to the grant of authority to the directors to allot shares and the disapplication of statutory pre-emption provisions respectively are not matters for which The Bank of New York may deem that instruction has been given for The Bank of New York to give a discretionary proxy to a person designated by us where no instruction is received. Therefore, with respect to each of these proposals, The Bank of New York will not give a discretionary proxy to a person designated by us to vote such ordinary shares unless it receives instructions to give such discretionary proxy.

  The fourth proposal to be acted upon at the Extraordinary General Meeting, which is approving the change to the Articles of Association of the Company, is not a matter for which The Bank of New York may deem that instruction has been given for The Bank of New York to give a discretionary proxy to a person designated by us where no instruction is received. Therefore, with respect to this proposal, The Bank of New York will not give a discretionary proxy to a person designated by us to vote such ordinary shares unless it receives instructions to give such discretionary proxy.

  The Bank of New York will make available for inspection by the owners of ADSs at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from us, which are both (a) received by The Bank of New York as the holder of the ordinary shares and (b) generally made available to the holders of ordinary shares by us. The Bank of New York will also send to the owners of ADSs copies of such reports when furnished by us pursuant to the deposit agreements.

Solicitation of Proxies

  We will pay the cost of preparing, assembling, printing and mailing the proxy statement, the Notice of Extraordinary General Meeting and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Extraordinary General Meeting. We will request banks, brokers, dealers and voting trustees or other nominees, including The Bank of New York in the case of the ADSs, to solicit their customers who are owners of shares listed of record and names of nominees, and will reimburse them for reasonable out-of-pocket expenses of such solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our officers and other regular employees.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the Extraordinary General Meeting and voting in person.

Shareholder Proposals to be Presented at Next Annual General Meeting

  Subject to applicable laws, proposals of our shareholders that are intended to be presented by such shareholders at our 2000 Annual General Meeting of shareholders must have been received at our offices located at 900 Chesapeake Drive, Redwood City, California 94063 no later than January 5, 2000 and must have satisfied the conditions established by the SEC for proposals to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

Vote Required

  The affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding ordinary shares represented and voting at the Extraordinary General Meeting is required to approve each of proposals 1, 3 and 4. The affirmative vote of the holders of a majority of the outstanding ordinary shares represented and voting at the Extraordinary General Meeting is required to approve proposal 2. Unless otherwise instructed the proxies will vote "FOR" each of the proposals.

                                 PROPOSAL ONE

                  APPROVAL OF CHANGE OF THE COMPANY'S NAME TO
                      "SMARTFORCE PUBLIC LIMITED COMPANY"

General

  Our board of directors approved the proposal to change the Company's name to "SmartForce Public Limited Company". The board of directors believes that the new company name will more accurately reflect the Company's business strategy to become the leading provider of Internet based education, to provide comprehensive training solutions to businesses seeking to build and retain a knowledgeable workforce and to help individuals obtain the necessary skills to advance their careers. At the Extraordinary General Meeting, you will be requested to approve the proposed name change and the amendment of our Memorandum of Association to reflect the new name of the Company. If approved paragraph 1 of the Memorandum of Association will be amended to read as follows:

  "The name of the Company is SmartForce Public Limited Company."

Vote Required

  The affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding ordinary shares represented and voting at the Extraordinary General Meeting is required to approve this proposal. Unless otherwise instructed the proxies will vote "FOR" the proposed name change.

Board Recommendation

  The Board of Directors unanimously recommends that you vote FOR proposal one.

                                 PROPOSAL TWO

                APPROVAL OF GRANT OF AUTHORITY TO ALLOT SHARES

General

  Section 20 of the Companies (Amendment) Act, 1983 of Ireland (the "1983 Act") restricts the power of the directors of a company to allot shares or to grant share subscription rights and rights to convert any security into shares unless either the Articles of Association of such company or a resolution of the shareholders authorizes the board of directors to do so. No such authority may be given for a period in excess of five years. The current Articles of Association of the Company contain a provision giving the Board of Directors of the Company the necessary authority for a five year period, which authority will expire on March 30, 2000. Accordingly, at the Extraordinary General Meeting, you will be requested to approve the grant of authority to the directors to allot ordinary shares under Section 20 of the 1983 Act up to an amount not exceeding the authorized but unissued share capital of the Company as at the date of passing of the resolution for a further five year period up to January 25, 2005. The Company has at the date of this proxy statement an authorized share capital of IR(Pounds)11,250,000 divided into 120,000,000 ordinary shares of IR 9.375 p each, of which approximately 70,088,028 are currently unissued, representing approximately 58.41% of the nominal value of the Company's authorized share capital. The Directors do not have any current intention to exercise this authority, except for the issue of ordinary shares under the Company's share option plans and employee share purchase plan.

Vote Required

  The affirmative vote of the holders of a majority of the outstanding ordinary shares represented and voting at the Extraordinary General Meeting is required to approve this proposal. Unless otherwise instructed the proxies will vote "FOR" the proposal to grant authority to the directors to allot shares.

Board Recommendation

  The Board of Directors unanimously recommends that you vote FOR proposal two.

                                PROPOSAL THREE

        APPROVAL OF DISAPPLICATION OF STATUTORY PRE-EMPTION PROVISIONS

General

  Section 23 of the 1983 Act provides that, in general, a company may not allot any shares (or a right to subscribe for or to convert any securities into shares in a company) for cash unless it has first offered those shares, on a pro rata basis, to the existing shareholders of the company. These requirements may be disapplied for a period of up to five years by the Articles of Association of the company or by a special resolution passed by the shareholders of the company. The current Articles of Association of the Company contain a provision disapplying these pre-emption rights for a five year period, which period expires on March 30, 2000. Accordingly, at the Extraordinary General Meeting, you will be requested to approve the disapplication of the statutory pre-emption provisions for a further five year period to January 25, 2005.

Vote Required

  The affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding ordinary shares represented and voting at the Extraordinary General Meeting is required to approve this proposal. Unless otherwise instructed the proxies will vote "FOR" the proposed disapplication of the statutory pre-emption provisions.

Board Recommendation

  The Board of Directors unaminously recommends that you vote FOR proposal three.

                                 PROPOSAL FOUR

               APPROVAL OF AMENDMENT OF ARTICLES OF ASSOCIATION

General

  Article 8(a) of the Articles of Association of the Company contains the Company's current authority to allot shares and disapplication of the statutory pre-emption provisions. Conditional upon the passing of proposals two and three at the Extraordinary General Meeting of the Company it is proposed to delete Article 8(a) from the Articles of Association of the Company and to renumber the current Article 8(b) as Article 8 and to delete the words "Notwithstanding the provisions of Article 8(a) above" at the beginning of that Article.

Vote Required

  The affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding ordinary shares represented and voting at the Extraordinary General Meeting is required to approve this proposal. Unless otherwise instructed the proxies will vote "FOR" the proposed amendment of the Articles of Association of the Company.

Board Recommendation

  The Board of Directors unanimously recommends that you vote FOR proposal four.

                                 OTHER MATTERS

  We know of no other matters to be submitted at the Extraordinary General Meeting.

                                          By Order of the Board of Directors

                                          /s/ David C. Drummond

                                          David C. Drummond
                                          Executive Vice President, Finance
                                           and Chief Financial Officer

Dated: December  , 1999

                       CBT GROUP PUBLIC LIMITED COMPANY

THIS PROXY FOR THE EXTRAORDINARY GENERAL MEETING IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS

  The undersigned Member of CBT Group PLC, a public limited company organized under the laws of the Republic of Ireland (the "Company"), hereby acknowledges receipt of the Notice of Extraordinary General Meeting of Shareholders and
Proxy Statement, each dated December   , 1999, and hereby appoints Jack Hayes
and Jennifer M. Caldwell, and each of them, proxies and attorneys-in-fact,
each with full power of substitution, or                        of
                          as proxy and attorney in fact (see Note 2 below), on
behalf and in the name of the undersigned, to represent the undersigned at the Company's Extraordinary General Meeting to be held at 11:00 a.m. on January 26, 2000 at the offices of Binchys, Solicitors, 40 Lower Baggot Street, Dublin 2, Ireland and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

NOTES:

1. A proxy may (i) vote on a show of hands or on a poll, (ii) demand or join in demanding a poll and (iii) speak at the Extraordinary General Meeting.

2. If it is desired to appoint as proxy any person other than those set forth above, please delete the names set forth above and insert the name and address of your own proxy in the space provided. The alteration should be initialed. A proxy need not be a shareholder of the Company.

3. In the case of a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized.

4. In the case of joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. The vote of the senior joint holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members in respect of the joint holding.

5. To be effective, the proxy form and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of such power or authority must be deposited with the Company's Registrars, Bank of Ireland, Registrar Department, P.O. Box 4044, 4th Floor, Hume House, Ballsbridge, Dublin 4, Ireland, not less than 48 hours before the time appointed for the holding of the Extraordinary General Meeting or adjourned Extraordinary General Meeting.

6. Any alterations made to this proxy form should be initialed.

7. On a poll a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                           IN THE ENVELOPE PROVIDED.

[X]PLEASE MARK VOTES AS IN THIS EXAMPLE.

  This proxy will be voted as directed or, if no direction is indicated, will be voted "for" each of the proposals set forth below.

The board of directors recommends a vote FOR each of the four proposals.

                                                          FOR AGAINST ABSTAIN
                                                          --- ------- -------

 1.  To change the Company's name to "SmartForce Public   [_]   [_]     [_]
     Limited Company" and to amend the Memorandum of
     Association to reflect the new name

 2.  To authorize the Directors to allot relevant         [_]   [_]     [_]
     securities

 3.  To disapply the statutory pre-emption provisions     [_]   [_]     [_]

 4.  To amend the Articles of Association to delete       [_]   [_]     [_]
     Article 8(a) and renumber and amend the existing
     Article 8(b)

 [_] Mark here if you plan to attend the Extraordinary General Meeting.

 [_] Mark here if you have changed your address. New address: _________

Please sign exactly as the name appears below. When shares are held by joint tenants, the signature of any one of them will suffice, but the names of all joint holders should be shown. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized. If a partnership, please sign in partnership name by authorized person.

Date: _________________________, 2000     Name: _______________________________


Date: _________________________, 2000     Signature: __________________________

                                          Name: _______________________________

                                          Signature: __________________________